November 15, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K Distribution Financial Services Floorplan Master Trust
   	Registration No. 333-84458-01

On behalf of Distribution Financial Services Floorplan Master Trust, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address pat.o-malley@ge.com at your earliest convenience.

Sincerely,

/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2004

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

New York                          333-84458-01                13-7031011
(State or other jurisdiction      (Commission               (IRS Employer
of organization)                  File Numbers)             identification No.)

c/o Wilmington Trust Company
520 Madison Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant's telephone number, including area code:   (212) 415-0545

Item 8.01.  Other Events.

	Monthly Reporting

In no-action letters issued to a variety of issuers of asset-backed securities, whose principal assets are receivables, the Division of Corporation Finance has stated that it would not raise any objection if specified information was filed monthly on Form 8-K in lieu of quarterly reports on Form 10-Q. In reliance particularly on the letter relating to ITT Floorplan Receivables, L.P. (April 25, 1994), CDF Financing, L.L.C., on behalf of itself and its co-registrant Distribution Financial Services Floorplan Master Trust, has adopted this monthly reporting procedure and is filing this and other monthly reports on Form 8-K in lieu of quarterly reports on Form 10-Q.

Item 9.01. 	Financial Statements and Exhibits.

(a)	Not Applicable
(b)	Not Applicable
(c)	Exhibits.

Exhibit
No.		Document Description

99.1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 10/31/2004

99.2 Distribution Financial Services Floorplan Master Trust Payment Date Statement Series 2003-1
            Reporting for period ending 10/31/2004

99.3 Distribution Financial Services Floorplan Master Trust Payment Date Statement Series 2003-2
            Reporting for period ending 10/31/2004

99.4		Distribution Financial Services Floorplan Master Trust
		Payment Date Statement Series 2004 NTC
		Reporting for period ending 10/31/2004

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST

By:	 CDF Floorplan Receivables, L.P.

By:	 CDF Floorplan Receivables, Inc.
	 Its General Partner

By:	 /s/ W. Steven Culp
Title: Controller




EX-1

Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
Distribution Date                        11/15/2004
Collection Period Ending                 10/31/2004
Calculation Of Pool Balance
 1 Total "Office" Receivables                        2,986,843,837
 2 Discount Factor                                            0.50%
 3 End of month Pool Balance                         2,971,909,618

Total Trust Receivables-Delinquency
 4 NSF 1-30 Office                                             518
 5 SAU 1-30 Office                                       7,812,068
 6 Total                                                 7,812,586
 7 Trust Receivables                                 2,986,843,837
 8 .75 % of Trust Receivables                                 0.75%
 9 Total                                                22,401,329
10 Amount in Excess                                              0

11 NSF 30+                                                 561,171
12 SAU 30+                                               1,717,996
                                                         2,279,167

Overconcentrations
13 End of month Pool Balance                         2,971,909,618

                                                        Limits         Actual      Excess
14 A/R Receivables                              20%    594,381,924    60,457,413          0

15 Asset Based Receivables                      20%    594,381,924   149,946,390          0

16 Dealer concentration top 1 of 8             2.5%     74,297,740    87,019,020 12,721,279
17 Dealer concentration 2 of 8                   3%     74,297,740    78,303,609  4,005,869
18 Dealer concentration 3 of 8                   3%     74,297,740    65,685,192          0

19 Dealer concentration Other                    2%     59,438,192    27,618,720          0

20 Manufacturer Concentration Top 3             15%    445,786,443   246,654,733          0

21 Manufacturer Concentration Other             10%    297,190,962    77,281,511          0

22 Product Line Concentration:

23 CE & Appl                                    25%    742,977,405   103,904,114          0

24 MIS                                          25%    742,977,405   352,459,176          0

25 Motorcycle                                   25%    742,977,405   377,191,520          0

26 Marine                                       35%  1,040,168,366   692,521,258          0

27 RV                                           35%  1,040,168,366   919,942,589          0

28 Music                                        25%    742,977,405    57,427,790          0

29 Industrial Equipment                         25%    742,977,405   138,262,952          0

30 A/R                                          25%    742,977,405   210,403,802          0

31 Snowmobiles                                  25%    742,977,405             0          0

32 Other                                        25%                  134,730,635          0

33 Delayed Funding Receivables                                                            26

                                            8/31/04         9/30/04      10/31/04   Average
34 Charge Offs to Receivables
   (Annualized)                               0.07%          -0.27%         0.00%     -0.07%
35 Payment Rate                              45.61%          41.93%        37.24%     41.59%

Net Receivable Rate - Current Month
36 Interest                                   5.47%
37 Discount                                   2.23%
38 Total                                      7.70%
39 Less Servicing                            -2.00%
40 Remaining                                  5.70%



EX-2

CDF Financing, L.L.C.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             10/31/04
Collection Period       10/1/04  10/31/04
Determination Date      11/11/04
Distribution Date       11/15/04
                                                                Dealer
                                                                 Over-         Series         Series         Series        Series
                                                 Total       Concentration     2003-1         2003-1         2003-1        2003-1
                          Date                   Trust          Series          Total        Class A        Class B       Class C
Pool Balance
1 Beginning of Month
  Receivables                     09/30/04  2,919,219,142
2 Plus: Account Additions         10/01/04              -
3 Beginning of month
  Principal
  Receivables                     10/01/04  2,919,219,142
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         10/01/04  2,904,623,046
6 Beginning of month Dealer
  Overconcentrations              10/01/04     14,507,608
  Beginning of month
7 Unconcentrated
  Pool Balance                    10/01/04  2,890,115,438

8 End of month Principal
  Receivables                     10/31/04  2,986,843,837
9 Discount Factor                                0.50%
10End of mo Pool Balance          10/31/04  2,971,909,618
11End of month Dealer
  Overconcentrations              10/31/04     12,721,279
12End of month
  Unconcentrated Pool
  Balance                         10/31/04  2,959,188,339
13Overconcentrated %              10/31/04       0.43%
14Unconcentrated %                10/31/04      99.57%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 10/01/04                    14,507,608    750,000,000    716,250,000    22,500,000    11,250,000
16Allocation Percentage           10/01/04                       0.52%         26.72%         25.52%         0.80%         0.40%
17End of month Invested
  Amount                          10/31/04                    16,727,148    750,000,000    716,250,000    22,500,000    11,250,000
18Principal Payments
  Outstanding Principal           11/11/04                             -              -              -             -             -
19Balance                         11/15/04                    16,727,148    750,000,000    716,250,000    22,500,000    11,250,000
20Pool Factor                     11/15/04                                                     1.00000       1.00000       1.00000

Excess Funding Account
21End of month balance            10/15/04              -
22Determination Date                                    -
  Deposit                         11/15/04
23Distribution Date
  Disbursement                    11/15/04              -
24Excess Funding Account
  Balance                         11/15/04              -

Reserve Fund
25Required Amount                 11/15/04                                   26,250,000
26Beginning Balance               10/15/04                                   26,250,000
27Deposits              10/15/04  11/15/04                                       35,712
28Disbursements         10/15/04  11/15/04                                       35,712
29Ending Balance                  11/15/04                                   26,250,000

Collections
30Principal Allocation
  Percentage                      10/31/04                       0.58%         25.95%         24.78%         0.78%         0.39%
31Floating Allocation
  Percentage                      10/31/04                       0.58%         25.95%         24.78%         0.78%         0.39%

32Principal Collections 10/01/04  10/31/04  1,087,161,898        287,286
33Nonprincipal Collectio10/01/04  10/31/04     17,572,699          1,436
34Total Collections     10/01/04  10/31/04  1,104,734,597        288,722

Defaults
35Defaulted Amount      10/01/04  10/31/04        (10,639)
36Investor Default Amoun10/01/04  10/31/04                             -         (2,761)        (2,637)          (83)         (41)

Interest
37Monthly Interest                11/15/04                             -      1,274,423      1,196,535        43,788        34,100
38Interest Shortfall              11/15/04                             -              -              -             -             -
39Additional Interest             11/15/04                             -              -              -             -             -
40Total                           11/15/04                             -      1,274,423      1,196,535        43,788        34,100

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination               10/01/04                                  750,000,000    716,250,000    22,500,000    11,250,000
42Servicing Fee Rate                                                            2.00%          2.00%         2.00%         2.00%
43Servicing Fee         10/01/04  10/31/04                                    1,250,000      1,193,750        37,500        18,750
44Remaining Servicing Fee         11/15/04                                    1,250,000      1,193,750        37,500        18,750

Excess Servicing
45Nonprincipal Collectio10/01/04  10/31/04     17,572,699          1,436
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               10/01/04  10/31/04      1,047,022
47Floating Allocation
  Percentage                                                     0.58%         25.95%         24.78%         0.78%         0.39%
48Investor Nonprincipal
  Collections           10/01/04  10/31/04                         1,436      4,560,207      4,354,998       136,806        68,403
49Investor portion of
  Servicer Advance
  Less Reimbursement    10/01/04  10/31/04                             -        271,708        259,481         8,151         4,076
50Plus:  Investment Proc10/01/04  10/31/04                             -         35,712
51Less:
52Monthly Interest                11/15/04                             -      1,274,423      1,196,535        43,788        34,100
53Prior Monthly Interest          11/15/04                             -              -              -             -             -
54Additional Interest             11/15/04                             -              -              -             -             -
55Reserve Fund Deposit            11/15/04                             -              -              -             -             -
56Default Amount        10/01/04  10/31/04                             -         (2,761)        (2,637)          (83)         (41)
57Charge-Offs           10/01/04  10/31/04                             -              -              -             -             -
58Monthly Servicing Fee           11/15/04                             -      1,250,000      1,193,750        37,500        18,750
59Carry-over Amount               11/15/04                             -              -              -             -             -
60Carry-over Amount
61         Additional Interest    11/15/04                             -              -              -             -             -
62Balance:  Excess Servi10/01/04  10/31/04                         1,436      2,345,965

Collection Account
63Beginning Balance               10/15/04                                            -
64Deposits              10/15/04  11/15/04                                    1,546,131
65Disbursements         10/15/04  11/15/04                                    1,546,131
66Ending Balance                  11/15/04                                            -

Interest Funding Account
67Beginning Balance               10/15/04                                            -
68Deposits              10/15/04  11/15/04                                    1,274,473
69Disbursements         10/15/04  11/15/04                                    1,274,473
70Ending Balance                  11/15/04                                            -

Principal Funding Account
71Beginning Balance               10/15/04                                            -
72Deposits              10/15/04  11/15/04                                            -
73Disbursements         10/15/04  11/15/04                                            -
74Ending Balance                  11/15/04                                            -

75Total Amount Distributed        11/15/04      1,274,423

Interest Rate for the Next Period
76One-month LIBOR       11/15/04  12/15/04          2.10000%
77Net Receivables Rate            10/31/04          5.69897%



EX-3

CDF Financing, L.L.C.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             10/31/04
Collection Period       10/01/04 10/31/04
Determination Date      11/11/04
Distribution Date       11/15/04
                                                                Dealer
                                                                 Over-          Series          Series         Series        Series
                                                 Total       Concentration      2003-2          2003-2         2003-2        2003-2
                          Date                   Trust          Series           Total         Class A        Class B       Class C
Pool Balance
1 Beginning of Month
  Receivables                     09/30/04  2,919,219,142
2 Plus: Account Additions         10/01/04              -
3 Beginning of month
  Principal
  Receivables                     10/01/04  2,919,219,142
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         10/01/04  2,904,623,046
6 Beginning of month Dealer
  Overconcentrations              10/01/04     14,507,608
  Beginning of month
7 Unconcentrated
  Pool Balance                    10/01/04  2,890,115,438

8 End of month Principal
  Receivables                     10/31/04  2,986,843,837
9 Discount Factor                                0.50%
10End of month Pool Balance       10/31/04  2,971,909,618
11End of month Dealer
  Overconcentrations              10/31/04     12,721,279
12End of month
  Unconcentrated Pool
  Balance                         10/31/04  2,959,188,339
13Overconcentrated Percentage     10/31/04       0.43%
14Unconcentrated Percentage       10/31/04      99.57%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 10/01/04                    14,507,608    1,000,000,000    955,000,000    30,000,000   15,000,000
16Allocation Percentage           10/01/04                       0.52%          35.63%          34.03%         1.07%         0.53%
17End of month Invested
  Amount                          10/31/04                    16,727,148    1,000,000,000    955,000,000    30,000,000   15,000,000
18Principal Payments
  Outstanding Principal           11/11/04                             -                -              -             -            -
19Balance                         11/15/04                    16,727,148    1,000,000,000    955,000,000    30,000,000   15,000,000
20Pool Factor                     11/15/04                                                       1.00000       1.00000      1.00000

Excess Funding Account
21End of month balance            10/15/04              -
22Determination Date deposit
  Deposit                         11/15/04
23Distribution Date
  Disbursement                    11/15/04              -
24Excess Funding Account
  Balance                         11/15/04              -

Reserve Fund
25Required Amount                 11/15/04                                     35,000,000
26Beginning Balance               10/15/04                                     35,000,000
27Deposits              10/15/04  11/15/04                                         47,616
28Disbursements         10/15/04  11/15/04                                         47,616
29Ending Balance                  11/15/04                                     35,000,000

Collections
30Principal Allocation
  Percentage                      10/31/04                       0.58%          34.60%          33.04%         1.04%         0.52%
31Floating Allocation
  Percentage                      10/31/04                       0.58%          34.60%          33.04%         1.04%         0.52%

32Principal Collections 10/01/04  10/31/04  1,087,161,898        287,286
33Nonprincipal Collectio10/01/04  10/31/04     17,572,699          1,436
34Total Collections     10/01/04  10/31/04  1,104,734,597        288,722

Defaults
35Defaulted Amount      10/01/04  10/31/04        (10,639)
36Investor Default Amoun10/01/04  10/31/04                             -           (3,681)        (3,516)         (110)        (55)

Interest
37Monthly Interest                11/15/04                             -        1,728,551      1,620,051        60,450       48,050
38Interest Shortfall              11/15/04                             -                -              -             -            -
39Additional Interest             11/15/04                             -                -              -             -            -
40Total                           11/15/04                             -        1,728,551      1,620,051        60,450       48,050

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination               10/01/04                                  1,000,000,000    955,000,000    30,000,000   15,000,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%         2.00%
43Servicing Fee         10/01/04  10/31/04                                      1,666,667      1,591,667        50,000       25,000
44Remaining Servicing Fee         11/15/04                                      1,666,667      1,591,667        50,000       25,000

Excess Servicing
45Nonprincipal Collectio10/01/04  10/31/04     17,572,699          1,436
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               10/01/04  10/31/04      1,047,022
47Floating Allocation
  Percentage                                                     0.58%          34.60%          33.04%         1.04%         0.52%
48Investor Nonprincipal
  Collections           10/01/04  10/31/04                         1,436        6,080,275      5,806,663       182,408       91,204
49Investor portion of
  Servicer
  Advance Less Reimburse10/01/04  10/31/04                             -          362,276        345,974        10,868        5,434
50Plus:  Investment Proc10/01/04  10/31/04                             -           47,616
51Less:
52Monthly Interest                11/15/04                             -        1,728,551      1,620,051        60,450       48,050
53Prior Monthly Interest          11/15/04                             -                -              -             -            -
54Additional Interest             11/15/04                             -                -              -             -            -
55Reserve Fund Deposit            11/15/04                             -                -              -             -            -
56Default Amount        10/01/04  10/31/04                             -           (3,681)        (3,516)         (110)        (55)
57Charge-Offs           10/01/04  10/31/04                             -                -              -             -            -
58Monthly Servicing Fee           11/15/04                             -        1,666,667      1,591,667        50,000       25,000
59Carry-over Amount               11/15/04                             -                -              -             -            -
60Carry-over Amount
61   Additional Interest          11/15/04                             -                -              -             -            -
62Balance:  Excess Servi10/01/04  10/31/04                         1,436        3,098,630

Collection Account
63Beginning Balance               10/15/04                                              -
64Deposits              10/15/04  11/15/04                                      2,090,827
65Disbursements         10/15/04  11/15/04                                      2,090,827
66Ending Balance                  11/15/04                                              -

Interest Funding Account
67Beginning Balance               10/15/04                                              -
68Deposits              10/15/04  11/15/04                                      1,728,620
69Disbursements         10/15/04  11/15/04                                      1,728,620
70Ending Balance                  11/15/04                                              -

Principal Funding Account
71Beginning Balance               10/15/04                                              -
72Deposits              10/15/04  11/15/04                                              -
73Disbursements         10/15/04  11/15/04                                              -
74Ending Balance                  11/15/04                                              -

75Total Amount Distributed        11/15/04      1,728,551

Interest Rate for the Next Period
76One-month LIBOR       11/15/04  12/15/04          2.10000%
77Net Receivables Rate            10/31/04          5.69897%



EX-4

CDF Financing, L.L.C.
Distribution Financial Services Floorplan Master Trust
Payment Date Statement
Report Date                                    10/31/2004
Collection Period                              10/01/2004   10/31/2004
Determination Date                             11/11/2004
Distribution Date                              11/15/2004
                                                                                                      Dealer              Note
                                                                                                       Over-             Trust
                                                                                   Total           Concentration      Certificate
                                                   Date                            Trust              Series             Series
Pool Balance
 1  Beginning of Month Receivables                             9/30/2004        2,919,219,142
 2  Plus: Account Additions                                   10/01/2004                    -
 3  Beginning of Month Principal Receivables                  10/01/2004        2,919,219,142
 4  Discount Factor                                                                         0.50%
 5  Beginning of Month Pool Balance                           10/01/2004        2,904,623,046
 6  Beginning of Month Dealer Overconcentrations              10/01/2004           14,507,608
 7  Beginning of Month Unconcentrated Pool Balance            10/01/2004        2,890,115,438

 8  End of Month Principal Receivables                        10/31/2004        2,986,843,837
 9  Discount Factor                                                                         0.50%
 10 End of Month Pool Balance                                 10/31/2004        2,971,909,618
 11 End of Month Dealer Overconcentrations                    10/31/2004           12,721,279
 12 End of Month Unconcentrated Pool Balance                  10/31/2004        2,959,188,339
 13 Overconcentrated Percentage                               10/31/2004                    0.43%
 14 Unconcentrated Percentage                                 10/31/2004                   99.57%

Certificates
 15 Beginning of Month/Closing Date Invested Amount           10/01/2004                             14,507,608        542,123,046
 16 Series 2004-NTC Allocation Percentage                     10/01/2004                                     0.52%           19.32%
 17 End of Month Invested Amount                              10/31/2004                             16,727,148        609,409,618
 18 Principal Payments                                        11/11/2004                                      -                  -
 19 Outstanding Principal Balance                             11/15/2004                             16,727,148        609,409,618
 20 Pool Factor                                               11/15/2004                                1.00000

Collections
 21 Principal Allocation Percentage                           10/31/2004                                     0.58%           18.26%
 22 Floating Allocation Percentage                            10/31/2004                                     0.58%           18.26%

 23 Principal Collections                       10/01/2004    10/31/2004        1,087,161,898           287,286        198,418,311
 24 Nonprincipal Collections                    10/01/2004    10/31/2004           17,572,699             1,436          3,207,785
 25 Total Collections                           10/01/2004    10/31/2004        1,104,734,597           288,722        201,626,096

 26 Express Principal Collections               10/01/2004    10/31/2004                    -                 -                -

Defaults
 27 Defaulted Amount                            10/01/2004    10/31/2004              (10,639)
 28 Investor Default Amount                     10/01/2004    10/31/2004                                      -             (1,942)

Servicing Fee
 29 Invested Amount for preceding Period                      10/01/2004                                               542,123,046
 30 Servicing Fee Rate                                                                                                        2.00%
 31 Series 2004-NTC Monthly Servicing Fee       10/01/2004    10/31/2004                                                   903,538

Excess Servicing
 32 Nonprincipal Collections                    10/01/2004    10/31/2004           17,572,699             1,436
 33 Floating Allocation Percentage                                                                           0.58%           18.26%
 34 Investor Nonprincipal Collections           10/01/2004    10/31/2004                                  1,436          3,207,785
 35 Plus:  Investment Proceeds                  10/01/2004    10/31/2004                                                         -
 36 Less:  Monthly Servicing Fee                              11/15/2004                                      -            903,538
 37 Balance:  Excess Servicing                  10/01/2004    10/31/2004                                  1,436          2,304,247

Collection Account
 38 Beginning Balance                                         10/15/2004                                                         -
 39 Deposits                                    10/15/2004    11/15/2004                                                 4,739,528
 40 Disbursements                               10/15/2004    11/15/2004                                                 4,739,528
 41 Ending Balance                                            11/15/2004                                                         -

 42 Total Amount Distributed or Applied                       11/15/2004            2,304,247

NTC Percentages used for
Overcontration Calculations in the GEDFMNT
 43 Beginning of Month Percentage                                                                                            18.57%
 44 End of Month Percentage                                                                                                  20.40%
